UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.             )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Sec. 240. 14a-12

ON Semiconductor Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐      Fee paid previously with preliminary materials.

☐      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

See the reverse side of this notice to obtain proxy materials and voting instructions. E96309-P33052 ON SEMICONDUCTOR CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2020. ON SEMICONDUCTOR CORPORATION 5005 EAST MCDOWELL ROAD PHOENIX, AZ 85008 ATTN: LAW DEPARTMENT M/D A700 We intend to hold our annual meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described above) or may decide to hold the meeting in a different location, at a different time, and/or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates on our proxy website (www.onsemi.com/annualdocs), as well as through a filing with the U.S. Securities and Exchange Commission, and we encourage you to check this website prior to the meeting if you plan to attend. As always, you are encouraged to vote your shares prior to the annual meeting. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: 2020 Annual Meeting of Stockholders For holders as of: March 23, 2020 Date: May 20, 2020 Time: 8:00 AM local time Location: ON Semiconductor Corporation Principal Office 5005 East McDowell Road Phoenix, Arizona 85008

E96310-P33052 Before You Vote How to Access the Proxy Materials Vote In Person: You may obtain directions to be able to attend the annual meeting and vote in person by visiting ON Semiconductor’s website at www.onsemi.com. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) available and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Your request may also apply to receiving a paper or e-mail copy of proxy materials for future security holder meetings. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT 3. FORM OF PROXY CARD Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX How To Vote Please Choose One of the Following Voting Methods

Voting Items The Board of Directors recommends a vote FOR Proposals 2 and 3. The Board of Directors recommends a vote FOR each of the listed director-nominees: 1a. Atsushi Abe Nominees: 1b. Alan Campbell 1e. Keith D. Jackson 1c. Gilles Delfassy 1d. Emmanuel T. Hernandez 1f. Paul A. Mascarenas 1g. Christine Y. Yan NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting. 2. Advisory (non-binding) resolution to approve executive compensation. 1. To elect seven directors, each for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2021 or until his or her successor has been duly elected and qualified, or until the earlier time of his or her death, resignation, or removal. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current year. E96311-P33052

E96312-P33052